JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

(Class A, Class C and Select Class Shares)

(each, a series of JPMorgan Trust I)

Supplement dated February 16, 2017 to the

Prospectus dated November 1, 2016, as supplemented

Effective immediately, footnote #3 on page 108 of the Prospectus is hereby deleted in its entirety and replaced with the following:

3	Effective April 3, 2017, new Group Retirement Plans will not be eligible to purchase Class A, Class C, or Select Class Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of any of the SmartRetirement Income Fund through the SmartRetirement 2060 Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the SmartRetirement Income Fund through the SmartRetirement 2060 Fund and purchase additional shares in existing participant accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SR-217